MFS(R)NEW ENDEAVOR FUND (formerly MFS(R)MID CAP EQUITY FUND)

        Supplement dated December 1, 2001 as revised January 1, 2002 as revised June 7, 2002 to the Current Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated December 1, 2001 as revised January 1, 2002. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The performance table is not included because the fund has not had a full calendar year of operation.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

      Management Fees.......................................             0.75%
      Distribution and Service (12b-1) Fees.................             0.00%
      Other Expenses........................................             6.29%
                                                                         -----
      Total Annual Fund Operating Expenses..................             7.04%
           Expense Reimbursement(1).........................            (5.85)%
                                                                        -------
           Net Expenses(2)..................................             1.19%
-----------------------
(1) MFS has contractually agreed to bear the fund's expenses subject to reimbursement, such that "Other Expenses", after taking into account the expense offset arrangement described below and excluding 0.10% in expenses associated with the fund's obligation to pay dividends in connection with the fund's short sale of securities where dividends on these securities have been declared while the short sale is outstanding, do not exceed 0.30%. This expense reimbursement arrangement will continue until at least December 1, 2002, absent an earlier modification approved by the board of trustees which oversees the fund.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had such fee reductions been taken into account, "Net Expenses" would be 1.15%.

  Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Table).

The table is supplemented as follows:

                Share Class           Year 1             Year 3             Year 5             Year 10
                -----------           ------             ------             ------             -------
             Class I shares            $121              $1,553             $2,927             $6,125

3.   DESCRIPTION OF SHARE CLASS

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

o    any retirement plan, endowment or foundation which:

          purchases shares directly through MFD (rather than through a third party broker or dealer or other financial adviser);

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

          invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

     MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least
     $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The Financial Highlights will be available once class I shares of the fund have completed six months of investment operations.

      The date of this Supplement is December 1, 2001 as revised January 1,
                         2002 as revised June 7, 2002.